EXHIBIT 10.2
Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of April 29, 2022 (the “Third Amendment Effective Date”) among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Credit Agreement, dated as of October 27, 2020, as amended by that certain Limited Waiver to Credit Agreement, dated as of January 13, 2021, that certain Consent, dated as of February 19, 2021, that certain First Amendment to Credit Agreement, dated as of May 7, 2021, and that certain Second Amendment to Credit Agreement, dated as of February 11, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement); and
WHEREAS, the parties to this Amendment desire to enter into this Amendment to, among other things, (i) reaffirm the Borrowing Base as $1,200,000,000 and (ii) amend the Existing Credit Agreement, each as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Amendments to Credit Agreement.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree as follows:
1.1Section 1.1 of the Credit Agreement is hereby amended by:
(a)amending and restating the following definitions in their entirety as follows:
“Acceptable Commodity Hedge Agreements” shall mean Hedge Agreements entered into with Approved Counterparties in respect of Hydrocarbons for the purpose of reducing the Credit Parties’ commodity price risk in respect of crude oil.
“Free Cash Flow Utilizations” shall mean each of the following transactions that occur in reliance on clause (a)(iv) of the definition of “Restricted Payment Conditions”: (a) Investments made in reliance on Section 10.5(i) and clause (a) of the definition of “Restricted Payment Conditions”, (b) Restricted Payments made in reliance on Section 10.6(i) and clause (a) of the definition of “Restricted Payment Conditions” and (c) repayments of Other Debt and other transactions contemplated by Section 10.7(a)(iii).

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“Hedge Agreements” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, future contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, total return swap, credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, (x) fixed-price physical delivery contracts of crude oil with a tenor ending over 90 days from the date of execution or (y) fixed-price physical delivery contracts of natural gas or natural gas liquids with a tenor ending over 18 months from the date of execution, in each case whether or not exchange traded, or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, agreements or obligations to physically sell any commodity at any index-based price shall not be considered Hedge Agreements
“Restricted Payment Conditions” shall mean as of any date of determination, on a pro forma basis for the transaction with respect to which the Restricted Payment Conditions are being evaluated, either:
(a) (i) no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, (ii) the Available Commitment is not less than 20.0% of the Total Commitment, (iii) the Consolidated Total Net Leverage Ratio is less than or equal to 2.50 to 1.00 and (iv) Distributable Free Cash Flow is greater than or equal to zero on such date of determination; or
(b) (i) no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, (ii) the Available Commitment is not less than 30.0% of the Total Commitment and (iii) the Consolidated Total Net Leverage Ratio is less than or equal to 1.50 to 1.00.
(b)deleting the following definitions in their entirety:
“Specified Volumes”
“Strip Price”
(c)replacing (i) “Section 3.7(b)” with “Section 3.7(c)” in the definition of “Cash Collateralize” and (ii) “Section 11.11” with “Section 10.11” in the definition of “Consolidated EBITDAX”.

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1.2Section 8.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Except as set forth on Schedule 8.18 or otherwise disclosed to the Administrative Agent in writing, as of the most recent date that the certificate described in Section 9.14(c)(vii) is required to be delivered, no material agreements exist (which are not cancelable on 60 days’ notice or less without penalty or detriment) for the sale of production of the Borrower and Restricted Subsidiaries’ Hydrocarbons at a fixed non-index price (including calls on, or other rights to purchase, production, whether or not the same are currently being exercised) that (i) represent in respect of such agreements 2.5% or more of the Borrower’s and its Restricted Subsidiaries’ average monthly production of Hydrocarbon volumes and (ii) have a maturity or expiry date of longer than six months.
1.3Section 8.20(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)    To the extent applicable, each of the Borrower and its Subsidiaries and, to the knowledge of any Authorized Officer of the Borrower and the other Credit Parties, each director, officer, employee, agent acting on behalf of any Credit Party and controlled affiliate of the Borrower or any Subsidiary, is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, Sanctions Laws, the United States Foreign Corrupt Practices Act of 1977, as amended and other anti-corruption laws, and (ii) the Patriot Act. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of any Authorized Officer of the Borrower and the other Credit Parties, any director, officer, employee, agent acting on behalf of any Credit Party or controlled affiliate of the Borrower or any Subsidiary is currently the subject of any Sanctions, nor is the Borrower or any of its Subsidiaries located, organized or resident in any country or territory that is the subject of comprehensive Sanctions.
1.4Section 9.1(g) is hereby amended and restated in its entirety to read in full as follows:
(g)Certificate of Authorized Officer – Hedge Agreements. On the date of delivery of (x) the financial statements provided for in Section 9.1(a) and Section 9.1(b) and (y) each Reserve Report delivered in connection with an Interim Redetermination, a certificate of an Authorized Officer of the Borrower (a “Hedging Compliance Certificate”), setting forth (i) the calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with Section 9.18 as of such date and (ii) a true and complete list of all commodity Hedge Agreements of the Borrower and each Credit Party, the material terms thereof (in respect of the type, term, effective date, termination date and notional amounts or volumes), any credit support agreements relating thereto not listed on Schedule 8.21 or on any previously delivered Hedging Compliance Certificate and any margin required or supplied under any credit support document; provided that, in the event that the Borrower and its Restricted Subsidiaries are not in compliance with Section 9.18 on the date on which delivery of any Hedging Compliance Certificate would otherwise be required pursuant to this Section 9.1(g), (A) such non-compliance shall not constitute a Default and (B) the Borrower shall furnish to the Administrative Agent such Hedging Compliance Certificate demonstrating compliance with Section 9.18 within thirty (30) days following such date. Notwithstanding anything contained in this Section 9.1(g) to the contrary, the foregoing requirements set forth in this Section 9.1(g) shall not apply at any time that the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test

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Period for which financial statements have been delivered pursuant to clause (a) or (b) of this Section 9.1 is less than or equal to 1.00 to 1.00.
1.5Section 9.18(a) of the Credit Agreement shall be amended to read “[reserved]”.
1.6Section 9.18(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(b)    The Borrower and/or other Guarantors shall have in effect, as of the date on which each Hedging Compliance Certificate is required to be delivered, and thereafter maintain Acceptable Commodity Hedge Agreements, the notional volumes for which are no less than, for the period ending on the earlier of (x) twelve (12) months following such required date of delivery and (y) the Maturity Date: (i) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 9.1 is greater than 2.00 to 1.00, 50% of the reasonably anticipated Hydrocarbon production for each fiscal quarter in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the Reserve Report delivered concurrently with such Hedging Compliance Certificate), calculated based on daily volumes on an annual basis, or (ii) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 9.1 is less than or equal to 2.00 to 1.00 and greater than 1.00 to 1.00, 33% of the reasonably anticipated Hydrocarbon production for each fiscal quarter in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the Reserve Report delivered concurrently with such Hedging Compliance Certificate), calculated based on daily volumes on an annual basis; provided that (x) the foregoing requirements set forth in clauses (i) and (ii) above shall not apply at any time that the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 9.1 is less than or equal to 1.00 to 1.00 and (y) the foregoing requirements set forth in clauses (i) and (ii) above shall be subject to the proviso at the end of Section 9.1(g).
1.7Section 9.20 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Marketing Activities. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into contracts for the purchase and sale of Hydrocarbons (or Hedge Agreements for the purchase and sale of Hydrocarbons) other than (a) except with respect to fixed-price physical delivery contracts of natural gas or natural gas liquids with a tenor greater than 90 days, (i) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their Proved Reserves during the period of such contract, (ii) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from Proved Reserves of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries that the Borrower or one of its Restricted Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the Oil and Gas Business and (iii) other contracts for the purchase and/or sale of Hydrocarbons of third parties (A) which have generally offsetting provisions (i.e., corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (B) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto and (b) with respect to fixed-price physical delivery contracts of natural gas or natural gas liquids with a tenor

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greater than 90 days, fixed-price physical delivery contracts of natural gas or natural gas liquids with a tenor not extending over 18 months from the date of execution (i) covering aggregate volumes of natural gas and natural gas liquids (x) not to exceed 50% of reasonably anticipated projected production from Proved Developed Producing Reserves for each quarterly period set forth in the most recently delivered Reserve Report and (y) that would not exceed the maximum volumes set forth in Section 10.10 if such fixed-price physical delivery contracts were deemed to be Hedge Agreements; and (ii) that are either unsecured and contain no adequate assurance provisions, or are secured by Letters of Credit or Permitted Liens and/or contain adequate assurance provisions that, in each case, are consistent with prior practice in the ordinary course of business.
Section 2.Borrowing Base Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and the Required Lenders hereby reaffirm the Borrowing Base, effective as of the date hereof, to be $1,200,000,000, (b) the Administrative Agent, the Required Lenders, the Borrower and the other Credit Parties hereby agree and acknowledge that such reaffirmed Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so reaffirmed to be effective upon the Third Amendment Effective Date. The Borrower and the Required Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Spring 2022 Scheduled Redetermination scheduled for on or about April 1, 2022.
Section 3.Conditions Precedent.
The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
3.1Executed Amendment. Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and the Required Lenders.
3.2Absence of Defaults. No Default or Event of Default shall have occurred that is continuing immediately prior to and after giving effect to this Amendment.
3.3Representations and Warranties. Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.
3.4Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
Section 4.Representations and Warranties.
    In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Required Lenders that:

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4.1Accuracy of Representations and Warranties. (a) both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after given effect to any qualification therein) in all respects on such respective dates).
4.2No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
4.3Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, and has duly executed and delivered this Amendment.
4.4Validity and Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
Section 5.Miscellaneous.
5.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit

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Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
5.3Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.4Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.5COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
5.6Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
5.7Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
5.8Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
5.9Payment of Expenses. Borrower agrees to pay or reimburse in accordance with Section 13.5 of the Credit Agreement Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any

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other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.10Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.
5.11Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:    CALIFORNIA RESOURCES CORPORATION
By:
Name:     Francisco Leon
Title:     Executive Vice President and
    Chief Financial Officer

Signature Page
Third Amendment – California Resources Corporation

SUBSIDIARY GRANTORS:
CALIFORNIA RESOURCES COLES LEVEE, LLC
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
CALIFORNIA HEAVY OIL, INC.
ELK HILLS POWER, LLC
EHP TOPCO HOLDING COMPANY, LLC
EHP MIDCO HOLDING COMPANY, LLC

By:
Name: Francisco Leon
Title: Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:
Name: Francisco Leon
Title: Executive Vice President and Chief Financial Officer of California Resources Coles Levee, LLC, its General Partner

Signature Page
Third Amendment – California Resources Corporation

CITIBANK, N.A.,
as Administrative Agent and as Collateral Agent

By:
Name:
Title:

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

                            KEYBANK, NATIONAL
ASSOCIATION
                            as a Lender

By:
Name:
Title:

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MUFG UNION BANK, N.A.,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

MIZUHO BANK, LTD.,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

ROYAL BANK OF CANADA,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

JPMORGAN CHASE BANK, N.A.,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

\
JEFFERIES FINANCE LLC,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

MORGAN STANLEY SENIOR
FUNDING INC.,
                            as a Lender

By:
Name:
Title:

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MACQUARIE INVESTMENTS US INC.,
                            as a Lender

By:
Name:
Title:

By:
Name:
Title:

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Third Amendment – California Resources Corporation

BP ENERGY COMPANY,
                            as a Lender

By:
Name:
Title:

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Third Amendment – California Resources Corporation

GOLDMAN SACHS BANK, USA,
                            as a Lender

By:
Name:
Title:

Signature Page
Third Amendment – California Resources Corporation

THE TORONTO-DOMINION BANK,     NEW YORK BRANCH,
                            as a Lender

By:
Name:
Title:

Signature Page
Third Amendment – California Resources Corporation